UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010 (January 13, 2010)

Lightwave Logic, Inc.

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(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware		19713
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On January 8, 2009, Thomas P. Smith resigned as a member of the registrant’s board of directors. A copy of his resignation letter is attached hereto as Exhibit 99.1.

On January 8, 2009, the registrant’s board of directors invited Mr. Philips W. Smith to be appointed as a member of the registrant’s board of directors and as the registrant’s full-time non-executive chair of the board of directors, and on January 13, 2010, Mr. Smith accepted the invitation to be appointed to those positions with the registrant. Mr. Smith’s term as a member of the board of directors will continue until the next annual stockholder’s meeting or until his successor is duly appointed.

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was appointed as a member of the registrant’s board of directors and as non-executive chair of the board of directors. Mr. Philips W. Smith is the father of resigning board member Thomas P. Smith. The board of directors has no specific committees of the board of directors at this time.

In exchange for serving as a member of the registrant’s board of directors and as non-executive chair of the board of directors, pursuant to a written employee agreement, Mr. Smith shall receive as compensation a warrant to purchase up to 650,000 shares of the Company’s common stock at an exercise price of $1.51 per share for a period of up to five years. The warrant vests as follows: 162,500 warrants vest on January 13, 2009, and the remaining warrants vest in three (3) equal annual installments of 162,500 warrants per year commencing on January 13, 2010.

In 2001, Dr. Smith brought TASER International, Inc. public through an IPO and most recently served as Chairman of TASER International, Inc. (NasdaqGS: TASR) until his retirement from that position in December 2004. Dr. Smith subsequently resigned his TASER board seat in October 2006.  Since then, Dr. Smith has been actively involved as an investor in start-up companies. Dr. Smith’s educational experience includes a B.S. from West Point, an M.B.A. from Michigan State University and a PhD from St. Louis University.

The registrant has not entered into any transactions with Mr. Smith that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01

Regulation FD Disclosure

On January 13, 2010, the registrant issued a press release reporting the appointment of Mr. Philips W. Smith as a member of the registrant’s board of directors as the registrant’s chair of the board of directors. The full text of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Employee Agreement – Philips W. Smith

99.1

Resignation Letter – Thomas P. Smith

99.2

Press release dated January 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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   James S. Marcelli

Dated January 13, 2010